Exhibit 10.4


                                    [RJR
                                  NABISCO
                                   LOGO]

                                              May 31, 1996
Mr. James W. Johnston
Chairman
R.J. Reynolds Tobacco Company
401 North Main Street
Winston-Salem, NC  27102


          Re:  1)   Amended and Restated Employment Agreement Effective as
                    of September 1993 ("Employment Agreement") by and among R.J. Reynolds Tobacco Company (the "Company"),
                    R.J. Reynolds Tobacco International, Inc.
                    ("International"), RJR Nabisco Holdings Corp.
                    ("Holdings"), RJR Nabisco, Inc. ("RJR") (the foregoing corporations being jointly, severally and collectively referred to as "Nabisco") and James W. Johnston
                    ("Executive")

               2) Letter Agreement dated July 26, 1995 between the above-captioned parties

               3) Letter Agreement dated December 21, 1995 between the above-captioned parties

               4) Letter Agreement dated May 10, 1996 between the above-captioned parties

Dear Jim:

          Reference is made to the above captioned agreements (collectively "Agreements") and in particular the Letter Agreement dated May 10, 1996 (the "May Letter"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreements. We agree that in accordance with the May letter your have given timely notice of termination of your employment under the above-captioned Agreements as of June 1, 1996. For all purposes under the Agreements and under the SERP, LTIP and other agreements referenced therein such termination shall be deemed for "Good Reason". The termination shall be effective July 1, 1996. Accordingly, pursuant to the Agreements,June 30, 1999 will be your official "Separation Date" for Company records and your















                             RJR Nabisco, Inc.
                        1301 Avenue of the Americas
                       New York, New York  10019-6013
                               (212) 258-5600

Retirement Date for the purposes of Section 5 of your Employment Agreement. The parties acknowledge that Executive's option to elect a lump sum payment prior to termination as provided in Section 6.1(a) of the Employment Agreement may be exercised at any time prior to July 1, 1996 and that notwithstanding such election, for purposes of Section 5 of the Employment Agreement, Executive's benefits shall be calculated as if employed through the Retirement Date.

     Between now and June 30, 1996 the parties hereto agree to use their reasonable best efforts to finalize a severance agreement which will establish and quantify Executive's severance terms and entitlements and reflect his obligations under the above-captioned Agreements. Pending the execution of the aforementioned severance agreement, the parties acknowledge that no agreement has been reached on any proration of Performance Units.

     If the foregoing sets forth your understanding please acknowledge beneath the words "accepted and agreed to" at the foot hereof whereupon this will constitute a binding agreement between us.

                                   R.J. REYNOLDS TOBACCO COMPANY

                                   By:  /s/
                                        ------------------------------


                                   R.J. REYNOLDS TOBACCO
                                   INTERNATIONAL INC., R.J. REYNOLDS
                                   INTERNATIONAL B.V.

                                   By:  /s/
                                        -------------------------------
                                        Assistant Secretary


                                   RJR NABISCO HOLDINGS CORP.

                                   By:  /s/
                                        -------------------------------
                                        Chief Executive Officer


                                   RJR NABISCO, INC.

                                   By:  /s/
                                        -------------------------------
                                        Chief Executive Officer


Accepted and agreed to:

By:  /s/ James W. Johnston
     --------------------------
         James W. Johnston